                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of September 15, 1998, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane"; the Company, the General Partner and Petrolane are, collectively, the "Borrowers"), each of the financial institutions that is a signatory to this Amendment (collectively, the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Banks (in such capacity, the "Agent"), and amends that certain Amended and Restated Credit Agreement, dated as of September 15, 1997 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Credit Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Credit Agreement"), by and among the Company, the General Partner, Petrolane, the Agent, First Union National Bank, as Syndication Agent and the Banks from time to time party to the Credit Agreement. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Credit Agreement, and the rules of interpretation set forth in Section 1.2 of the Credit Agreement shall be applicable to this Amendment.

                                     RECITAL

            The Company has requested that the Banks amend the definition of "Indebtedness", permit the Borrowers to borrow Offshore Rate Loans with Interest Periods of two weeks and amend Sections 1.1, 8.1(b), 8.1(f) and 8.3(m) under the Existing Credit Agreement, and the Agent and the Banks are willing to agree to so amend the Existing Credit Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            SECTION 1. Amendment. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 3:

            (a) The definition of "Indebtedness" contained in Section 1.1 of the Existing Credit Agreement is hereby amended to read in full as set forth below:

                  "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables and accrued expenses arising in the ordinary course of business on ordinary terms);
(c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capitalized Lease Liabilities; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (h) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends; (i) any Preferred Stock of any Subsidiary of such Person valued at the sum of the liquidation preference thereof or any mandatory redemption payment obligations in respect thereof plus, in either case, accrued dividends thereon and (j) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (i) above.

            (b) The definition of "Interest Period" contained in Section 1.1 of the Existing Credit Agreement is hereby amended by adding the words "two weeks or" before the words "one, two, three or six months" in the fourth line of such definition.

            (c) The definition of "Loan Documents" contained in Section 1.1 of the Existing Credit Agreement is hereby amended by adding the words "the First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 1998, among the Borrowers, the Banks and the Agent," after the words "this Agreement".

            SECTION 2. Amendment. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 4:

            (a) The following definition is hereby added to Section 1.1 of the Credit Agreement in its appropriate alphabetical order:

            "1998 Mortgage Notes" means the First Mortgage Notes, in aggregate principal amount not exceeding $100,000,000, issued pursuant to the Note Agreements, each dated as of October __, 1998, among the Company, the General Partner and the purchasers named in Schedule I thereto (but not any extension, refunding or refinancing thereof)."

            (b) Section 8.1(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) the Company may become and remain liable with respect to Indebtedness incurred by the Company (i) to finance the making of expenditures for the improvement or repair (to the extent such improvements and repairs may be capitalized on the


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books of the Company in accordance with GAAP) of or additions (including additions by way of acquisitions or capital contributions of businesses and related assets) to the General Collateral or (ii) by assumption in connection with additions (including additions by way of acquisitions or capital contributions of businesses and related assets) to the General Collateral, including borrowings under the Acquisition Commitment, or to extend, renew, refund or refinance any such Indebtedness;"

            (c) Section 8.1(f) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                  "(f) the Company may become and remain liable with respect to Indebtedness, in addition to that otherwise permitted by the foregoing subdivisions of this Section 8.1, if on the date the Company becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and to the substantially concurrent repayment of any other Indebtedness
(i) the ratio of Consolidated Cash Flow to Consolidated Pro Forma Debt Service is equal to or greater than 2.50 to 1.0 and (ii) the ratio of Consolidated Cash Flow to Average Consolidated Pro Forma Debt Service is equal to or greater than
1.25 to 1.0;"

            (d) Section 8.3(m) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

                  "(m) Liens (other than the Liens referred to in clauses (j), (k) and (l) above) securing Indebtedness represented by the 1998 Mortgage Notes or other Indebtedness incurred in accordance with Section 8.1(b) or 8.1(e) or, to the extent incurred (i) to repay Indebtedness or letter of credit obligations incurred and outstanding under the Acquisition Commitment or the Revolving Commitment (or any extension, renewal, refunding, replacement or refinancing of any such Indebtedness), (ii) to finance the making of expenditures for the improvement or repair (to the extent such improvements and repairs may be capitalized on the books of the Company and the Restricted Subsidiaries in accordance with GAAP) of or additions (including additions by way of acquisitions or capital contributions of businesses and related assets) to the General Collateral, or (iii) by assumption in connection with additions (including additions by way of acquisitions or capital contributions of businesses and related assets) to the General Collateral, in accordance with
Section 8.1(f), provided that (1) such Liens are effected through an amendment to the Security Documents to the extent necessary to provide the holders of such Indebtedness equal and ratable security in the property and assets subject to the Security Documents with the Banks and holders of the other Indebtedness secured under the Security Documents, (2) in the case of Indebtedness incurred in accordance with Section 8.1(b) or Section 8.1(f) to finance the making of additions to the General Collateral, the Company has delivered to the Collateral Agent an Officers' Certificate demonstrating that the principal amount of such Indebtedness (net of transaction costs funded by proceeds of such Indebtedness) does not exceed the lesser of the cost to the Company and the Restricted Subsidiaries of such additional property or assets and the fair market value of such additional property or assets at the time of the acquisition thereof (as determined in good faith by the General Partner) and (3) the Company has delivered to the Collateral Agent an opinion of counsel reasonably satisfactory to the Collateral Agent to the effect that the Lien of the Security Documents has attached and is perfected (or will attach and be perfected upon the taking of one or more actions) with respect to such additional property and assets;"

            SECTION 3. Conditions to Effectiveness of Section 1 Amendments. The amendments set forth in Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "Amendment Effective Date"):

                  (a) On or before the Amendment Effective Date, the Agent shall have received, on behalf of the Banks, this Amendment, duly executed and delivered by the Company, the General Partner, Petrolane, each Restricted Subsidiary, the Required Banks and the Agent.

                  (b) The Agent shall have received a certificate from a Responsible Officer of the Company certifying that (1) all governmental actions or filings necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment and (2) each of the representations and warranties set forth in this Amendment is true and correct as of the Amendment Effective Date.

                  (c) The Agent shall have received evidence, dated on or about July, 1998, from independent insurance brokers or consultants demonstrating that insurance complying with the provisions of the Collateral Agency Agreement shall be in full force and effect.

            SECTION 4. Conditions to Effectiveness of Section 2 Amendments. The amendments set forth in Section 2 of this Amendment shall become effective only upon the satisfaction of all of the conditions precedent set forth in Section 3 and the following additional conditions precedent (the date of satisfaction of all such conditions being referred to as the "Second Amendment Effective Date"):

            (a) On or before the Second Amendment Effective Date, either (i) the Agent shall have received, on behalf of the Banks, a First Amendment to Intercreditor and Agency Agreement, in substantially the form of Exhibit A hereto, duly executed and delivered by the General Obligors, the Requisite Banks, the Requisite Note Holders, the Agent, the Collateral Agent and the Cash Collateral Sub-Agent (in each case as defined in the Collateral Agency Agreement) or, in the alternative (ii) the Company shall be bound by the terms set forth in Sections 6 and 7 below.

            (b) On or before the Second Amendment Effective Date, the Agent shall have received, on behalf of the Banks, evidence that each of the Borrowers and the Required Holders (as defined in the Note Agreements) has consented to the amendment of Sections 10.1(f) and

10.2(m) of the Note Agreements in form and substance substantially similar to the amendments of Sections 8.1(f) and 8.3(m) contained in this Amendment.

            SECTION 5. The Borrowers' Representations and Warranties. In order to induce the Banks to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Company, the General Partner and Petrolane represent and warrant to each Bank as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the "Amended Credit Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement. Each Restricted Subsidiary has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Security Documents.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary and the performance of the Amended Credit Agreement by the Company, the General Partner and Petrolane have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary.

                  (c) Enforceability. The Amended Credit Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner and Petrolane enforceable against the Company, the General Partner and Petrolane in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                  (d) No Conflict. The execution, delivery and performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of the Amended Credit Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not,


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
individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the Borrowers to create) any Lien not permitted by Section 8.3.

                  (e) Governmental Consents. Except for Routine Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and the Restricted Subsidiaries.

                  (f) Representations and Warranties in the Credit Agreement. The Company, the General Partner and Petrolane confirm that, as of the Amendment Effective Date, (i) the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent such representations and warranties expressly relate to an earlier time or date, in which case they shall have been true and correct in all material respects as of such earlier time or date) with the same effect as if made on and as of the Amendment Effective Date and (ii) that no Default or Event of Default has occurred and is continuing.

                  (g) Liens. As of the Amendment Effective Date, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement.

                  (h) Subsidiaries. As of the Amendment Effective Date, the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc.

            SECTION 6. Affirmative Covenant. In the event that the Agent shall not have received a duly executed First Amendment to Intercreditor and Agency Agreement in substantially the form of Exhibit A hereto on or before the date of issuance of the 1998 Mortgage Notes, the Company hereby agrees to obtain and deliver to the Agent, as promptly as practicable, but in any event within 30 days after the date of issuance of the 1998 Mortgage Notes, title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies listed on
Schedule I hereto.

         SECTION 7. Further Agreements. The parties hereby acknowledge and agree that:

                  (a) Except as set forth in Section 7(b) below, in the event of any future issuance of Parity Debt the Company shall deliver to the Agent, as promptly as practicable, but in any event within 10 Business Days after the date of issuance of such Parity Debt, title endorsements or their equivalents, in form and substance reasonably satisfactory to the Collateral Agent, with respect to the title insurance policies issued in connection with the Mortgages listed on Schedule I hereto and any title insurance policies obtained by the Company pursuant to Section 7.10 of the Credit Agreement.

                  (b) In the event that, at any time after the date hereof, the Company shall have delivered to the Agent a duly executed First Amendment to Intercreditor and Agency Agreement in substantially the form of Exhibit A hereto, the Company shall have no obligation,


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
and shall not be required, to obtain or deliver title endorsements or their equivalents for any Mortgaged Property in connection with any issuance of Parity Debt.

         SECTION 8. Miscellaneous.

                  (a) Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents.

                       (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall be a "Loan Document" under the Credit Agreement.

                       (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any other Loan Document.

                       (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Company, the General Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.4 of the Existing Credit Agreement.

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

                  (f) Resolutions. Concurrently with the issuance by the Company of the 1998 Mortgage Notes, the Company will deliver to the Agent copies of partnership authorizations for the Company and resolutions of the board of directors of each of the General Partner, Petrolane and the Restricted Subsidiaries authorizing and ratifying the transactions contemplated hereby and by the First Amendment to Intercreditor and Agency Agreement, certified by the Secretary or an Assistant Secretary of such Person.


            IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                    AMERIGAS PROPANE, L.P., a Delaware
                                    limited partnership

                                    By:  AMERIGAS PROPANE, INC.
                                    Its: General Partner


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                    AMERIGAS PROPANE, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    PETROLANE INCORPORATED


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    AGENT

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


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
                                    BANKS

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION, as a Bank and an
                                    Issuing Bank


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    FIRST UNION NATIONAL BANK, as a Bank and as Syndication Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE BANK OF NEW YORK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CORESTATES BANK, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    MELLON BANK, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE FIRST NATIONAL BANK OF MARYLAND


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE BANK OF TOKYO - MITSUBISHI LTD.,
                                    NEW YORK BRANCH


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

The undersigned hereby acknowledges and consents to the foregoing First Amendment to Amended and Restated Credit Agreement, reaffirms the terms of its Restricted Subsidiary Guarantee in favor of Bank of America National Trust and Savings Association, as Collateral Agent and acknowledges that such Restricted Subsidiary Guarantee remains in full force and effect in accordance with its terms.

Dated:________________              AMERIGAS PROPANE PARTS & SERVICE,
                                      INC., as Guarantor


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                                                       EXHIBIT A


See attached.

                                 FIRST AMENDMENT
                      TO INTERCREDITOR AND AGENCY AGREEMENT

            This FIRST AMENDMENT TO INTERCREDITOR AND AGENCY AGREEMENT (this "Amendment"), dated as of September 15, 1998, is entered into by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (the "Company"), AMERIGAS PROPANE, INC., a Pennsylvania corporation (the "General Partner"), PETROLANE INCORPORATED, a Pennsylvania corporation ("Petrolane"; the Company, the General Partner and Petrolane are, collectively, the "General Obligors"), the original purchasers of the Notes as set forth in Schedule I to the Existing Intercreditor Agreement (as defined below) and any successors of assigns thereof (the "Note Holders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, in its capacity as Agent under the Intercreditor Agreement and any successors or assigns thereof (in such capacity, the "Agent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, in its capacity as Collateral Agent for the Secured Creditors (the "Collateral Agent") and MELLON BANK, N.A., a national banking association, in its capacity as Cash Collateral Sub-Agent for the Secured Creditors (the "Cash Collateral Sub-Agent"), and amends that certain Intercreditor and Agency Agreement, dated as of April 19, 1995 (as the same is in effect immediately prior to the effectiveness of this Amendment, the "Existing Intercreditor Agreement" and as the same may be amended, supplemented or modified and in effect from time to time, the "Intercreditor Agreement"), by and among the General Obligors, the Note Holders, the Agent, the Collateral Agent and the Cash Collateral Sub-Agent. Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Intercreditor Agreement.

                                     RECITAL

            The Company has requested that the Banks amend Appendix A to, and Sections 4 and 6(a) of, the Existing Intercreditor Agreement, and the Agent and the Banks are willing to agree to so amend the Existing Intercreditor Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            SECTION 1. Amendment. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in Section 2:

            (a) The following definitions are hereby added to Appendix A to the Existing Intercreditor Agreement:

                  "Affected Parity Debt" shall mean, collectively, the Parity Debt held by the Affected Parity Lenders.

                  "Affected Parity Lenders" shall mean, collectively, those Parity Lenders, if any, whose Parity Debt Obligations are secured by Group B Property.

                  "Application Date" shall mean each date on which the Collateral Agent applies the proceeds, and makes payment of such amounts to the Banks, the Note Holders and the Non-Affected Lenders, of (a) any casualty, damage, destruction, taking by eminent domain of any Group B Property received by it in accordance with Section 4(a)(ii) of this Agreement or (b) any sale or collection or any other monies received by it in accordance with Section 4(e) of this Agreement.

                  "Group A Proceeds" shall mean, collectively, the proceeds of any sale or collection or any other monies received by the Collateral Agent in respect of any Group A Property (including without limitation by reason of any taking of possession, entry, removal or holding, operation or management of the Security or any part thereof) under the Mortgages, the General Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guarantee or any other Security Document (including without limitation all proceeds received by the Collateral Agent under title insurance policies).

                  "Group A Property" shall mean, collectively, all Collateral and Mortgaged Properties other than the Group B Properties.

                  "Group B Proceeds" shall mean, collectively, the proceeds of any sale or collection or any other monies received by the Collateral Agent in respect of any Group B Property (including without limitation by reason of any taking of possession, entry, removal or holding, operation or management of the Security or any part thereof) under the Mortgage or Mortgages, if any, applicable to such Group B Property (including without limitation all proceeds received by the Collateral Agent under title insurance policies).

                  "Group B Property" shall mean, in respect of each issuance of Parity Debt, any Mortgaged Property, if any, on which a valid and perfected lien or encumbrance (other than the liens and encumbrances permitted under the Credit Agreement and the Note Agreements) has attached during the period from and after the last date on which the Collateral Agent has received a title insurance policy or an endorsement to a title insurance policy on such Mortgaged Property through and including the date on which the holders of such Parity Debt extend the full principal amount available in respect of such Parity Debt.

                  "Non-Affected Lenders" shall mean, collectively, those Secured Creditors other than the Affected Parity Lenders.

                  "Non-Affected Parity Debt" shall mean, collectively, the Parity Debt held by the Non-Affected Lenders.

                  "Non-Affected Parity Debt Obligations" shall mean, collectively, all Obligations arising under or in connection with the Non-Affected Parity Debt.

                  "Percentage" shall mean, as of any date of determination with respect to any Non-Affected Lender, the ratio of (a) the Obligations owing to such Non-Affected Lender in respect of its Notes, Bank Notes or Parity Debt, as applicable, on such date (before giving effect to any new loans or extensions of credit made by such Non-Affected Lender to any General Obligor on such date) to
(b) the Total Non-Affected Obligations on such date.

                  "Total Non-Affected Obligations" shall mean, as of any date of determination, the aggregate amount of all Obligations in respect of the Notes, the Bank Notes and the Non-Affected Parity Debt outstanding on such date (before giving effect to any new loans or extensions of credit made by the Secured Creditors to the General Obligors on such date).

            (b) Section 4 of the Existing Intercreditor Agreement is hereby amended to read in its entirety as set forth below:

            Section 4. Application of Moneys by Collateral Agent. All moneys received by the Collateral Agent in respect of the Security, including all moneys received by the Collateral Agent under the Mortgages, the General Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guarantee or any other Security Document, shall, promptly upon receipt, be deposited in an account into which the Collateral Agent shall deposit all amounts received by it in its capacity as Collateral Agent and be applied as follows:

            (a) Upon a casualty, damage, destruction or a taking by eminent domain of all or any portion of the properties or assets of the Company or the Restricted Subsidiaries, the Company shall elect, as evidenced by an Officers' Certificate (which should also contain a calculation of Excess Taking Proceeds) within ninety (90) days of such event, whether or not to restore such properties or assets, or portion thereof. In the event the Company shall elect not to restore, or shall fail to make any election within said ninety (90) day period:

                  (i) All proceeds from any casualty, damage, destruction or taking by eminent domain of any Group A Property constituting Excess Taking Proceeds shall be paid to the Collateral Agent and shall be equally and ratably applied to the prepayment of (x) the Notes as provided in
      Section 9.3(b) of the Note Agreements, (y) the Bank Notes as provided in
      Section 2.7(c) of the Credit Agreement and (z) the Parity Debt in accordance with the terms of the Taking Proceeds Sharing Provisions of the Parity Debt Agreements, provided that, if a General Event of Default shall have occurred and be continuing, such amounts shall be applied in accordance with the priorities set forth in subsection (d) below. The aggregate amount of Excess Taking Proceeds to be applied to the prepayment of the Notes, the Bank Notes and the Parity Debt shall be an amount determined by multiplying the amount of Excess Taking Proceeds by a fraction, the numerator of which, in the case of the Notes, is the aggregate principal amount of the

      Notes, in the case of the Bank Notes, is the aggregate of all Commitments and in the case of (I) revolving Parity Debt, is the aggregate commitment amount in respect of such Parity Debt (the "Parity Debt Revolving Commitment") and (II) other Parity Debt, is the aggregate principal amount of such Parity Debt, and the denominator of which is the sum of the aggregate principal amount of the Notes, the Commitments, the Parity Debt Revolving Commitment and the aggregate principal amount of Parity Debt (other than revolving Parity Debt) at the time outstanding.

                  (ii) All proceeds from any casualty, damage, destruction or taking by eminent domain with respect to any Group B Property constituting Excess Taking Proceeds shall be paid to the Collateral Agent and shall be equally and ratably applied to the prepayment of (x) the Notes as provided in Section 9.3(b) of the Note Agreements, (y) the Bank Notes as provided in Section 2.7(c) of the Credit Agreement and (z) the Non-Affected Parity Debt in accordance with the terms of the Taking Proceeds Sharing Provisions of the applicable Parity Debt Agreements, provided that, if a General Event of Default shall have occurred and be continuing, such amounts shall be applied in accordance with the priorities set forth in subsection (e) below. The aggregate amount of Excess Taking Proceeds to be applied to the prepayment of the Notes, the Bank Notes and the Non-Affected Parity Debt shall be an amount determined by multiplying the amount of Excess Taking Proceeds by a fraction, the numerator of which, in the case of the Notes, is the aggregate principal amount of the Notes, in the case of the Bank Notes, is the aggregate of all Commitments, and in the case of (I) revolving Non-Affected Parity Debt is the aggregate commitment amount in respect of such Non-Affected Parity Debt (the "Non-Affected Parity Debt Revolving Commitment") and (II) other Non-Affected Parity Debt, is the aggregate principal amount of such Non-Affected Parity Debt and the denominator of which is the sum of the aggregate principal amount of the Notes, the Commitments at the time outstanding, the Non-Affected Parity Debt Revolving Commitment at the time outstanding and, without duplication, the aggregate principal amount of all Non-Affected Parity Debt (other than revolving Non-Affected Parity
      Debt).

            (b) All proceeds of business interruption insurance maintained by the Company and the Restricted Subsidiaries, if any, received by the Collateral Agent shall be applied as follows:

                  (i) such proceeds shall, unless a General Default or General
            Event of Default exists, be paid over or assigned to the Company or as it may direct; and

                  (ii) if a General Default or General Event of Default exists, such proceeds shall be held by the Collateral Agent as part of the Security and shall be applied in accordance with the priorities set forth in subsection (d) below.

            (c) All proceeds received from the Company by the Collateral Agent on account of voluntary sale, lease, abandonment or other disposition of any of the assets of the Company or any Restricted Subsidiary constituting Excess Sale Proceeds in accordance with Section 10.7(c) of the Note Agreements, Section 8.8(c) of the Credit Agreement and the Sale Proceeds Sharing Provisions of the Parity Debt Agreements shall be applied as follows:

                  (i) such Excess Sale Proceeds shall, unless such Excess Sale
            Proceeds are required to be used to prepay the Notes in accordance with Section 9.3(a) of the Note Agreements, the Bank Notes in accordance with Section 2.7(a) of the Credit Agreement and the Parity Debt in accordance with the Sale Proceeds Sharing Provisions of the Parity Debt Agreements or a General Default or General Event of Default exists, be paid over to the Company or as it may direct from time to time for the acquisition of replacement assets or other productive assets in accordance with Section 10.7(c)(ii)(B) of the Note Agreements, Section 8.8(c)(ii)(B) of the Credit Agreement and the Sale Proceeds Sharing Provisions of the Parity Debt Agreements, but only upon delivery by the Company of duly executed amendments and/or supplements (including additional mortgages or deeds or trust) to the Security Documents to cause such property or assets to become part of the General Collateral and to be subject to the Lien of the Security Documents, if required under Section 10.14 or 10.15 of the Note Agreements, or Section 7.9 or 7.10 of the Credit Agreement, or the Security Documents together with a title policy in form reasonably satisfactory to the Requisite Percentage if such property or asset (x) is to be secured by a Mortgage and (y) has a fair market value (determined in good faith by the General Partner) or acquisition cost in excess of $500,000;

                  (ii) if such Excess Sale Proceeds are required to be used to prepay the Notes, the Bank Notes and the Parity Debt in accordance with Section 9.3(a) of the Note Agreements, Section 2.7(a) of the Credit Agreement and the Sale Proceeds Sharing Provisions of the Parity Debt Agreements, respectively, such Excess Sale Proceeds shall be applied pro rata in the manner calculated in clause (a) above to prepay the Notes, the Bank Notes and the Parity Debt as provided in Section 9.3(a) of the Note Agreements, Section 2.7(a) of the Credit Agreement and the Sale Proceeds Sharing Provisions of the Parity Debt Agreements, respectively;

                  (iii) if any Excess Sale Proceeds remain after the application of such Excess Sale Proceeds to the prepayment of the Notes, the Bank Notes and the Parity Debt pursuant to subparagraph (ii) above, and no General Default or General Event of Default exists, the Collateral Agent shall deliver such remaining Excess Sale Proceeds to the Company; and

                  (iv) if a General Default or General Event of Default exists, such Excess Sale Proceeds shall be held by the Collateral Agent as part of the Security and shall be applied in accordance with the priorities set forth in subsection (d) or subsection (e) below, as applicable.

            (d) All Group A Proceeds as to which specific provision for the application of such monies has not heretofore been made in this Section 4 shall be applied to pay:

                  First: all reasonable fees, costs and expenses of the
            Collateral Agent and of the Cash Collateral Sub-Agent hereunder and all fees, costs and expenses, including but not limited to those of the Collateral Agent (including without limitation attorneys' fees and expenses) of (1) entering upon, taking possession of, holding, operating and managing the Security, or any part thereof, and any Impositions prior to the Liens of the Security Documents and (2) the sale of the Security or the General Collateral or any part thereof;

                  Second: all amounts of principal, interest and premium
            (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, any Make Whole Amounts) at the time due and payable on the Notes, the Bank Notes and the Parity Debt at the time outstanding (whether at stated maturity or as an installment or by prepayment, acceleration, declaration or otherwise), including interest (to the extent permitted under applicable law) on any overdue principal, interest and premium (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, Make Whole Amounts) on the Notes, the Bank Notes or any Parity Debt at the rate provided therefor in the Note Agreements, the Credit Agreement or the Parity Debt Agreements, as the case may be; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid on all the Notes, the Bank Notes and the Parity Debt, then first, all amounts of interest at the time due and payable on the Notes, the Bank Notes and the Parity Debt, second, all amounts constituting premium (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, Make Whole Amounts) at the time due and payable on the Notes, the Bank Notes and the Parity Debt, and third, all amounts of principal at the time due and payable on the Notes, the Outstanding Bank Obligations and the Parity Debt; and all such payments shall be made ratably and equally to the Note Holders, the Banks and the Parity Lenders entitled thereto, with each Note Holder, Bank or Parity Lender receiving that fraction of the total of all such amounts paid to the Note Holders, the Banks and the Parity Lenders as the aggregate amount of the type of obligation (e.g., principal, interest or premium) owed to each such Note Holder, Bank or Parity Lender bears to the sum of the aggregate amounts of said type of obligation owed to all the Note Holders, Banks and Parity Lenders;

                  Third: any Obligations secured by any Security Document and at the time due and owing, including without limitation any Note Obligations, Credit Obligations or Parity Debt Obligations other than amounts referred to in subdivisions First and Second above and in case such monies should be insufficient to pay in full the amounts so due and unpaid, all such payments shall be made ratably and equally to the Persons entitled thereto, each Person receiving that fraction of the total of all such amounts paid to all such Persons as the amount due to such Person bears to the sum of the amounts due to all such Persons; and

                  Fourth: the balance, if any, to the General Obligors or as they may direct if all conditions to the termination of this Agreement specified in Section 17 shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by the Collateral Agent and thereafter applied to any other payments required to be made in accordance with subdivisions First to Third, inclusive, above.

            (e) All Group B Proceeds as to which specific provision for the application of such monies has not heretofore been made in this Section 4 shall be applied to pay:

                  First: all reasonable fees, costs and expenses of the
            Collateral Agent and of the Cash Collateral Sub-Agent hereunder and all fees, costs and expenses, including but not limited to those of the Collateral Agent (including without limitation attorneys' fees and expenses) of (1) entering upon, taking possession of, holding, operating and managing the Security, or any part thereof, and any Impositions prior to the Liens on the Group B Property and (2) the sale of the Security or the General Collateral or any part thereof;

                  Second: all amounts of principal, interest and premium
            (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, any Make Whole Amounts) at the time due and payable on the Notes, the Bank Notes and the Non-Affected Parity Debt at the time outstanding (whether at stated maturity or as an installment or by prepayment, acceleration, declaration or otherwise), including interest (to the extent permitted under applicable law) on any overdue principal, interest and premium (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, Make Whole Amounts) on the Notes, the Bank Notes or the Non-Affected Parity Debt at the rate provided therefor in the Note Agreements, the Credit Agreement or the applicable Parity Debt Agreements, as the case may be; and in case such monies shall be insufficient to pay in full the amounts so due and unpaid on all the Notes, the Bank Notes or the Non-Affected Parity Debt, then first, all amounts of interest at the time due and payable on the Notes, the Bank Notes and the Non-Affected Parity Debt, second, all amounts constituting premium (including without limitation prepayment or "breakage" fees or costs and, in the case of the Notes, Make Whole Amounts) at the time due and payable on the Notes, the Bank Notes and the Non-Affected Parity Debt, and third, all amounts of principal at the time due and payable on the Notes, the Outstanding Bank Obligations and the Non-Affected Parity Debt Obligations; and all such payments shall be made ratably and equally to the Non-Affected Lenders entitled thereto, with each Non-Affected Lender receiving that fraction of the total of all such amounts paid to the Non-Affected Lenders as the aggregate amount of the type of obligation (e.g., principal, interest or premium) owed to each such Non-Affected Lender bears to the sum of the aggregate amounts of said type of obligation owed to all the Non-Affected Lenders;

                  Third: any Obligations secured by any Security Document (other than the Obligations in respect of Affected Parity Debt) and at the time due and owing, including without limitation any Note Obligations, Credit Obligations or Non-Affected Parity Debt Obligations other than amounts referred to in subdivisions First and Second above and in case such monies should be insufficient to pay in full the amounts so due and unpaid, all such payments shall be made ratably and equally to the Persons entitled thereto, each Person receiving that fraction of the total of all such amounts paid to all such Persons as the amount due to such Person bears to the sum of the amounts due to all such Persons; and

                  Fourth: the balance, if any, to the General Obligors or as they may direct if all conditions to the termination of this Agreement specified in Section 17 shall have been fulfilled, but if any such condition shall not have been fulfilled, to be held by the Collateral Agent and thereafter applied to any other payments required to be made in accordance with subdivisions First to Third, inclusive, above.

            (f) Pending application in accordance with subsections (a) through
      (e) of this Section 4, all monies received by the Cash Collateral Sub-Agent hereunder shall be invested at the written direction of the Company in (collectively, the "Permitted Investments"):

                  (i) marketable obligations issued or unconditionally
            guaranteed by the United States of America, or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing one year or less from the date of acquisition thereof,

                  (ii) marketable direct obligations issued by any state of the
            United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and having as at such date the highest rating obtainable from either S&P or Moody's,

                  (iii) commercial paper maturing no more than 270 days from the date of creation thereof and having as at the date of acquisition thereof one of the two highest ratings obtainable from either S&P or Moody's,

                  (iv) certificates of deposit maturing one year or less from the date of acquisition thereof issued by Permitted Banks,

                  (v) Eurodollar time deposits having a maturity of less than
            270 days from the date of acquisition thereof purchased directly from any Permitted Bank,

                  (vi) bankers' acceptances eligible for rediscount under
            requirements of The Board of Governors of the Federal Reserve System and accepted by Permitted Banks, and

                  (vii) obligations of the type described in clause (i), (ii),
            (iii), (iv) or (v) above purchased from a securities dealer designated as a "primary dealer" by the Federal Reserve Bank of New York or from a Permitted Bank as counterparty to a written repurchase agreement obligating such counterparty to repurchase such obligations not later than 14 days after the purchase thereof and which provides that the obligations which are the subject thereof are held for the benefit of the Company or a Restricted Subsidiary subject to the rights of the Cash Collateral Sub-Agent, the Collateral Agent and the Secured Creditors under the Financing Agreements by a custodian which is a Permitted Bank and which is not a counterparty to the repurchase agreement in question.

            (g) On each Application Date, each Affected Parity Lender shall, and each Affected Parity Lender hereby agrees to, irrevocably sell a participation interest in, without recourse or warranty of any kind whatsoever (except that each such Affected Parity Lender shall warrant that it is the legal and beneficial owner of the Affected Parity Debt participated by it under this
Section 4(g) and that such Affected Parity Debt is held by such Affected Parity Lender free and clear of adverse claims), to each Non-Affected Lender, and each Non-Affected Lender shall, and each Non-Affected Lender hereby agrees to, irrevocably acquire from each Affected Parity Lender, a participation interest in the principal amount of the Affected Parity Debt of such Affected Parity Lender (each, an "Acquired Portion") outstanding on the Application Date in an amount equal to (1) such Non-Affected Lender's Percentage on such Application Date multiplied by (2) such Affected Parity Lender's pro rata portion of the amount of Group B Proceeds that would have been received by all Affected Parity Lenders had such Group B Proceeds been applied as Group A Proceeds in accordance with the terms of Section 4(a)(i) or Section 4(d), as the case may be. The Collateral Agent shall notify each Secured Creditor of the amount required to be paid by or to each Secured Creditor at or before 9:00 a.m. San Francisco time on the Application Date. Such participation and acquisition shall be effective on the Application Date automatically and without any action required on the part of any party other than the payment by the Non-Affected Lenders to the Collateral Agent for the account of the Affected Parity Lenders of an aggregate amount equal to the Acquired Portion, which amount shall be allocated and paid by the Collateral Agent at or before 12:00 p.m. San Francisco time on the Application Date to each Affected Parity Lender pro rata based upon the respective reductions in the principal amount of the Affected Parity Debt held by such Affected Parity Lender on the Application Date. Each of the Collateral Agent and the Secured Creditors shall adjust its records accordingly to reflect the payment of the Acquired Portion. The application of proceeds on each Application Date and the payment thereof to each Non-Affected Lender shall be made by the Collateral Agent at or before 10:00 a.m. San Francisco time on such date in Dollars and immediately available funds and payment to be made in respect of the Acquired Portion shall be made by the Non-Affected Lenders to the Collateral Agent in Dollars in immediately available funds at or before 11:00 a.m. San Francisco time on the Application Date."

            (h) Section 6(a) of the Existing Intercreditor Agreement is hereby amended by deleting the word "and" at the end of clause (iii), replacing the "." at the end of clause (iv) with "; and" and adding the following as clause (v) of
Section 6(a):

                  "(v) the Company shall have delivered to the Collateral Agent an Officers' Certificate in which the Company represents and warrants to the Cash Collateral Sub-Agent, the Collateral Agent, the Agent, the Banks, the Parity Lenders, if any, the Parity Agent, if any, and each Note Holder that, as of the date of the incurrence of such Indebtedness, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement, Section 10.2 of the Note Agreements and any applicable provision of any Parity Debt Agreement."

            SECTION 2. Conditions to Effectiveness. The amendments set forth in
Section 1 of this Amendment shall become effective only upon the satisfaction of the following condition precedent (the date of satisfaction of such condition being referred to as the "Amendment Effective Date"):

            On or before the Amendment Effective Date, the Collateral Agent shall have received, on behalf of the Secured Creditors, this Amendment, duly executed and delivered by each of the General Obligors, the Requisite Note Holders, the Requisite Banks, the Agent, the Collateral Agent and the Cash Collateral Sub-Agent.

            SECTION 3. The General Obligors' Representations and Warranties. In order to induce the Collateral Agent, the Agent, the Banks, the Note Holders and the Cash Collateral Sub-Agent to enter into this Amendment and to amend the Existing Intercreditor Agreement in the manner provided in this Amendment, each General Obligor represents and warrants to each of the Collateral Agent, the Agent, the Banks, the Note Holders and the Cash Collateral Sub-Agent as of the Amendment Effective Date as follows:

                  (a) Power and Authority. The Company has all requisite partnership power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Intercreditor Agreement as amended by this Amendment (hereafter referred to as the "Amended Intercreditor Agreement"). The General Partner has all requisite corporate power and authority to enter into this Amendment in its individual capacity and in its capacity as the sole general partner of the Company and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement. Petrolane has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement. Each Restricted Subsidiary has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Intercreditor Agreement.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by the Company, the General Partner, Petrolane and each Restricted Subsidiary and the performance of the Amended Intercreditor Agreement by the Company, the General Partner, Petrolane and each Restricted Subsidiary have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company, the General Partner, Petrolane and each Restricted Subsidiary.

                  (c) Enforceability. The Amended Intercreditor Agreement constitutes the legal, valid and binding obligation of the Company, the General Partner, Petrolane and each Restricted Subsidiary enforceable against the Company, the General Partner, Petrolane and each Restricted Subsidiary in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

                  (d) No Conflict. The execution, delivery and performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of this Amendment, and the performance by each of the Company, the General Partner, Petrolane and the Restricted Subsidiaries of the Amended Intercreditor Agreement do not and will not (i) violate (x) any provision of the Partnership Agreement or the certificate or articles of incorporation or other Organization Documents of the Company, the General Partner, Petrolane or any of their respective Subsidiaries, (y) any applicable law, ordinance, rule or regulation of any Governmental Authority or any applicable order, judgment or decree of any court, arbitrator or Governmental Authority, or (z) any provision of any agreement or instrument to which the Company, the General Partner, Petrolane or any of their respective Subsidiaries is a party or by which any of its properties is bound, except (in the case of clauses (y) and (z) above) for such violations which would not, individually or in the aggregate, present a reasonable likelihood of having a Material Adverse Effect, or (ii) result in the creation of (or impose any express obligation on the part of the General Obligors to create) any Lien not permitted by Section 8.3 of the Credit Agreement and Section 10.2 of the Note Agreements.

                  (e) Governmental Consents. Except for Routine Permits, (i) no consent, approval or authorization of, or declaration or filing with, any Governmental Authority is required for the valid execution, delivery and performance of this Amendment by the Company, the General Partner, Petrolane and the Restricted Subsidiaries.

                  (f) Representations and Warranties in the Intercreditor Agreement. The Company, the General Partner and Petrolane confirm that, as of the Amendment Effective Date, that no General Default or General Event of Default has occurred and is continuing.

                  (g) Liens. As of the Amendment Effective Date, there are no Liens on the General Collateral other than Liens permitted under Section 8.3 of the Credit Agreement and Section 10.2 of the Note Agreements.

                  (h) Subsidiaries. As of the Amendment Effective Date, the Company has no Restricted Subsidiaries other than AmeriGas Propane Parts & Service, Inc.

            SECTION 4. Acknowledgment. Each of the Banks and the Note Holders acknowledges that (a) except as otherwise agreed by the Company, no amendments to Mortgages or title insurance endorsements will be obtained in connection with any issuance of Parity Debt and (b) endorsements with respect to title insurance policies (and any amendments to Mortgages required in connection therewith) were obtained as set forth on Schedule I hereto.

            SECTION 5. Miscellaneous.

                  (a) Reference to and Effect on the Existing Intercreditor Agreement and the Security Documents.

                        (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Intercreditor Agreement and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed.

                        (ii) The execution and delivery of this Amendment and performance of the Amended Intercreditor Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Intercreditor Agreement or any Security Document.

                        (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Intercreditor Agreement, and the Existing Intercreditor Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Fees and Expenses. The Company, the General Partner and Petrolane acknowledge that all reasonable costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11 of the Intercreditor Agreement, Section 11.4 of the Credit Agreement and Section 16.1 of the Note Agreements.

                  (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (d) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (e) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                    AMERIGAS PROPANE, L.P., a Delaware
                                    limited partnership

                                    By:  AMERIGAS PROPANE, INC.
                                    Its: General Partner


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                    AMERIGAS PROPANE, INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    PETROLANE INCORPORATED


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________


                                    AMERIGAS PROPANE PARTS & SERVICE,
                                      INC.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                  NOTE HOLDERS

                                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                    (registered holder of Notes #RA-1, RA-2,
                                    RA-4 and RA-5)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    PRUCO LIFE INSURANCE COMPANY
                                      (registered holder of Note #RA-3)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    METROPOLITAN LIFE INSURANCE
                                      COMPANY (registered holder of Note #RB-1)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                      UNITED STATES (registered holder of Note
                                      #RC-1)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CIG & CO. (registered holder of Notes #RC-2,
                                      RC-3, RC-4, RC-6 and RC-14 (beneficially owned by Connecticut General Life Insurance Company); registered holder of Note #RA-7 (beneficially owned by Century Indemnity Company); Note #RC-12 (beneficially owned by Insurance Company of North America); and Note #RC-13 (beneficially owned by Life Insurance Company of North America))


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    TEACHERS INSURANCE AND ANNUITY
                                       ASSOCIATION OF AMERICA (registered
                                       holder of Note #RC-10)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    TRAL & CO (registered holder of Note #RC-11
                                      (beneficially owned by Travelers Insurance
                                      Company))


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                      (registered holder of Note #RC-15)


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    AGENT

                                    BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    BANKS

                                    BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank and an
                                       Issuing Bank


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    FIRST UNION NATIONAL BANK, as a Bank and
                                       as Syndication Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE BANK OF NEW YORK


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CORESTATES BANK, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    MELLON BANK, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE FIRST NATIONAL BANK OF MARYLAND


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    THE BANK OF TOKYO - MITSUBISHI LTD.,
                                       NEW YORK BRANCH


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    COLLATERAL AGENT

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION, as Collateral Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    CASH COLLATERAL SUB-AGENT

                                    MELLON BANK, N.A., as Cash Collateral Sub-
                                      Agent


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                                                      SCHEDULE I


                                         AMENDED                   TITLE POLICY
        ADDRESS                          MORTGAGE                   ENDORSEMENT
-------------------------------------------------------------------------------------
Osyart Road, Bumstead,                Recorded 3/27/98        Policy #137-00-003-314
  Maricopa County, AZ*                Instrument #98-0241615  Dated 3/27/98
-------------------------------------------------------------------------------------
2110 N. Gaffey Street, San Pedro,                             Policy #137-00-005-303
  Los Angeles County, CA*             N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
2675 N. Temple Avenue, Signal Hill,                           Policy #135-00-538-760
  Los Angeles County, CA              N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
16800 South Main Street, Carson,                              Policy #135-00-538-761
  Los Angeles County, CA              N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
9608 Cherry Avenue, Fontana,                                  Policy #82-03-134-439
  San Bernardino County, CA           N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
295 E. Virginia Street, San Jose,                             Policy #135-00-525-911
  Santa Clara County, CA              N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
232 Mt. Hermon Road, Scotts Valley,                           Policy #112-00-398-650
  Santa Cruz County, CA               N/A                     Dated 9/15/97
-------------------------------------------------------------------------------------
52 Lower Bartlett Road, Waterford,    Recorded 9/29/97        Policy #112-00-689253
  New London County, CT               Vol. 0473 Page 0132     Dated 9/29/97
-------------------------------------------------------------------------------------
10052 N.W. 89th Avenue, Medley,       Recorded 10/2/97        Policy #82-02-875613
  Dade County, FL                     17814 Page 0674         Dated 5/11/98
                                      Instrument #97R448821
-----------------------------------------------------------------------------------
1830 East 3rd Street, Panama City,    Recorded 10/23/97       Policy #82-01-853324
  Bay County, FL*                     Book 1744 Page 1774     Dated
                                      File #97049929
-------------------------------------------------------------------------------------
2715 Woodwin Road, Doraville,         Recorded 9/29/97        Policy #112-00-273266
  DeKalb County, GA                   Book 9634 Page 143      Dated 11/25/97
-------------------------------------------------------------------------------------
Lot 2999, Honolulu,                   N/A                     Policy #T107-42270
  Honolulu County, HI                                         Dated 9/15/97
-------------------------------------------------------------------------------------
Lot 53 of "THE MILLYARD               N/A                     Policy #T107-42270
  SUBDIVISION", Halieu (Maui),                                Dated 9/15/97
  Maui County, HI
-------------------------------------------------------------------------------------
2400 Terminal Drive, Arlington Hts.,  N/A                     Policy #112-00-3737437
  Cook County, IL                                             Dated 6/21/95
-------------------------------------------------------------------------------------
3801 South Cicero Avenue, Cicero,     N/A                     Policy #112-00-737438
  Cook County, IL                                             Dated 6/21/95
-------------------------------------------------------------------------------------
2801 East 175th Street, Lansing,      N/A                     Policy #112-00-73439
  Cook County, IL                                             Dated 6/21/95
-------------------------------------------------------------------------------------
522 South Vermont Street, Palatine,   N/A                     Policy #112-00-737440
  Cook County, IL                                             Dated 6/21/95
-------------------------------------------------------------------------------------
6300 Cliffdale Road, Fayetteville,    N/A                     Policy 112-00-838604
  Cumberland County, NC                                       Dated 9/25/97
-------------------------------------------------------------------------------------

*Leasehold mortgage

                                                                      SCHEDULE I


-------------------------------------------------------------------------------------
Route 206, Bordentown,                Recorded 10/1/97        Policy #112-02-239349
  Burlington County, NJ               MB6976 Page 273         Dated 10/1/97
-------------------------------------------------------------------------------------
Route 24, Chester,                    Recorded 10/1/97        Policy #112-02-239350
  Morris County, NJ                   MB7212 Page 47          Dated 5/5/98
-------------------------------------------------------------------------------------

*Leasehold mortgage


                                        2